SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)



                         SYMBOL TECHNOLOGIES, INC.
                         Q1 2004 FINANCIAL RESULTS


                         MAY 10, 2004

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
SAFE HARBOR PROVISION
--------------------------------------------------------------------------------

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates, and actual events or results may differ materially. We refer you to the documents that Symbol files from time to time with the SEC. These documents contain and identify forward factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.

This presentation includes certain non-GAAP financial measures as defined under SEC rules. As required, in this slide presentation, we have provided a reconciliation of those measures to the most directly comparable GAAP measures.

Copies of our SEC filings are available upon request or by accessing our company website at www.symbol.com.



SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 2

AGENDA
--------------------------------------------------------------------------------


     o    First-quarter 2004 results

     o    Business update

     o    Bookings and backlog

     o    Update to 2004 guidance



SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 3

STATEMENT OF OPERATIONS - Q1 2004
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
$US Millions                                 Q1'04        Q4'03           Q1'03
--------------------------------------------------------------------------------
Product                                     $348.2       $314.1          $310.7
--------------------------------------------------------------------------------
Services                                      71.4         78.9            75.6
--------------------------------------------------------------------------------
Total                                        419.7        393.0           386.3
--------------------------------------------------------------------------------
Gross Margin                                 194.9        184.1           171.9
--------------------------------------------------------------------------------
    GM as a % of Revenue                      46.5%        46.8%           44.5%
--------------------------------------------------------------------------------
Operating Expense                            165.5        161.7           208.9
--------------------------------------------------------------------------------
    Operating Expenses as a % of Revenue      39.4%        41.2%           54.1%
--------------------------------------------------------------------------------
Earnings/(Loss) from operations               29.4         22.4           (37.1)
--------------------------------------------------------------------------------
Earnings/(Loss) Before Tax                    30.4         21.0           (41.1)
--------------------------------------------------------------------------------
Provision for/(Benefit from) Income Taxes     23.6          4.8           (10.1)
--------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                         $  6.8       $ 16.2          $(31.0)
--------------------------------------------------------------------------------
EARNINGS PER SHARE
    Diluted                                 $ 0.03       $ 0.07           (0.13)
--------------------------------------------------------------------------------
      Sequential - Revenue Growth              6.8%         4.2%            3.6%
--------------------------------------------------------------------------------
      Year over Year  - Revenue Growth         8.6%         5.4%           21.6%
--------------------------------------------------------------------------------


-----------------------------------------------------
RECONCILIATION OF NON-GAAP EARNINGS TO GAAP EARNINGS

                          AMT.    E.P.S
                         -----    -----
EARNINGS BEFORE TAX      $30.4
INC. TAX ON EARNINGS      10.1
                         -----
NON-GAAP EARNINGS         20.3    $0.08

DTA IMPAIRMENT            13.5
                         -----
GAAP EARNINGS            $ 6.8    $0.03
-----------------------------------------------------


-----------------------------------------
MEMO:
Restatement expenses included in OPEX:
Q1 04 $1.0 Million
Q4 03 $6.1 Million
Q1 03 $5.3 Million
-----------------------------------------



SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 4      UNAUDITED

OPERATING EXPENSE OVERVIEW
--------------------------------------------------------------------------------


---------------------------------------------------------
                  Total        Engineering         SG&A
                 -------       -----------      ---------
1Q '04           $ 165.5         $  41.6        $  123.9
4Q '03             161.7            38.9           122.9
                 -------       -----------      ---------
  o/(u)          $   3.7             2.7             1.0
                 =======       ===========      =========

EXPLANATION:

ENGINEERING:
     Engineering expense         $   2.0
     Severance                       0.7
                               -----------
                                 $   2.7
                               ===========
SG&A:
Equity related comp. chrgs.                         (2.1)
Restatement                                         (5.1)
Severance                                            2.8
Sarbanes Oxley                                       0.7
Other SG&A                                           4.7
                                                ---------
                                                $    1.0
---------------------------------------------------------


---------------------------------------------------------
                     % OF REVENUE

           TOTAL          ENG.       SG&A
           -----         ------     ------
           39.4%          9.9%       29.5%
           41.1%          9.9%       31.2%
           -----         ------     ------
          (1.8)Pts        0.0%      (1.7)Pts
---------------------------------------------------------


                                    COMMENTS
--------------------------------------------------------------------------------

Principally related to ODM (3rd party Eng.), merit & promotion
Principally related to R&D, MC, & ADC business units

1Q ESPP & Stock option adj. of $5.1M vs. 4Q of $7.2M
1Q restatement expenses of $1.0M vs. 4Q of $6.1M
Executive severance

Principally investment in Sales, Marketing, H/R & Finance



SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 5     UNAUDITED

BALANCE SHEET-- MARCH 31, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
$US Millions              Q1'04          Q4'03          Q1'03
--------------------------------------------------------------------------------
CASH                   $  179.0        $  150.0      $   98.6
--------------------------------------------------------------------------------
RECEIVABLES               119.6           152.4         140.0
--------------------------------------------------------------------------------
    DSOs                     26              35            33
--------------------------------------------------------------------------------
INVENTORY                 211.7           212.9         240.5
--------------------------------------------------------------------------------
    Turns                   4.2             3.9           3.6
--------------------------------------------------------------------------------
OTHER CURRENT             166.9           218.8         197.1
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS      677.2           734.0         676.2
--------------------------------------------------------------------------------
FIXED ASSETS              207.5           210.9         205.2
--------------------------------------------------------------------------------
OTHER                     705.2           701.6         680.5
--------------------------------------------------------------------------------
TOTAL ASSETS           $1,590.0        $1,646.5      $1,561.8
--------------------------------------------------------------------------------
CURRENT LIABILITIES       489.0           536.2         578.0
--------------------------------------------------------------------------------
LONG TERM LIABILITIES     166.6           189.7         126.4
--------------------------------------------------------------------------------
EQUITY                    934.4           920.6         857.5
--------------------------------------------------------------------------------
TOTAL LIABILITIES &
    EQUITY             $1,590.0        $1,646.5      $1,561.8
--------------------------------------------------------------------------------



SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 6     UNAUDITED

STATEMENT OF CASH FLOW
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
$US Millions                                          Q1'04     Q4 03     Q1 03
--------------------------------------------------------------------------------
CASH PROVIDED BY OPERATIONS
--------------------------------------------------------------------------------
    Net Income/(Loss)                                $  6.8    $ 16.2    $(31.0)
--------------------------------------------------------------------------------
Adjustments
--------------------------------------------------------------------------------
    Depreciation & Amortization                        18.0      17.0      16.6
--------------------------------------------------------------------------------
    Non-Cash Compensation                               2.2       7.2       0.8
--------------------------------------------------------------------------------
    Provision for legal settlements                     0.0       0.0      72.0
--------------------------------------------------------------------------------
    Changes in Accounts Receivable                     28.2     (22.5)     23.7
--------------------------------------------------------------------------------
    Changes in Accounts Payable                       (47.9)     19.4     (19.6)
--------------------------------------------------------------------------------
    Changes in inventory                                1.4     (13.1)     21.0
--------------------------------------------------------------------------------
    Other changes, net                                 32.1      23.0     (12.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATIONS                        40.8      47.2      71.3
--------------------------------------------------------------------------------
CASH USED IN INVESTING
--------------------------------------------------------------------------------
    Purchases of Property Plant & Equipment           (11.2)    (24.2)    (10.6)
--------------------------------------------------------------------------------
    Other Investing, net                               (4.1)     (0.3)     (2.5)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (15.2)    (24.5)    (13.2)
--------------------------------------------------------------------------------
CASH USED IN FINANCING
--------------------------------------------------------------------------------
Net changes in debt                                    13.7      (0.1)    (36.6)
--------------------------------------------------------------------------------
Other financing, net                                  (10.3)      6.4       0.9
--------------------------------------------------------------------------------
NET CASH (USED IN)/PROVIDED BY  FINANCING (INC. FX)     3.4       6.3     (35.7)
--------------------------------------------------------------------------------
Net increase in cash                                   29.0      29.1      22.5
--------------------------------------------------------------------------------
    Cash, beginning of period                         150.0     120.9      76.1
--------------------------------------------------------------------------------
    CASH, END OF PERIOD                              $179.0    $150.0    $ 98.6
--------------------------------------------------------------------------------




SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 7     UNAUDITED

PRODUCT REVENUE DISTRIBUTION BY SALES THEATER
--------------------------------------------------------------------------------

                      Q1'04

              TASS    EMEA    APAC
              ----    ----    ----
Product        66%     26%     8%


                      Q4'03

              TASS    EMEA    APAC
              ----    ----    ----
Product        63%     27%     10%


                      Q1'03

              TASS    EMEA    APAC
              ----    ----    ----
Product        59%     34%      7%


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 8

THE AMERICAS
--------------------------------------------------------------------------------


              TASS    EMEA    APAC
              ----    ----    ----
Product        66%     26%      8%


-------------------------------------------------

o    66% OF PRODUCT REVENUE

o    Revenue increased

     o    Up 16% vs. Q4-03

     o    Up 24% vs. Q1-03

o    Bookings increased

     o    Up 1% vs. Q4-03

     o    Up 30% vs. Q1-03

o    Broadening our foot-print and relevance

-------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 9

EUROPE, MIDDLE EAST, AFRICA
--------------------------------------------------------------------------------


              TASS    EMEA    APAC
              ----    ----    ----
Product        66%     26%      8%


-------------------------------------------------

o    26% OF PRODUCT REVENUE

o    Revenue variance

     o    Up 5% vs. Q4-03

     o    Down 15% vs. Q1-03

o    Bookings increased

     o    Up 13% vs. Q4-03

     o    Up 29% vs. Q1-03

o    New products and features - opportunities to expand market share

-------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 10

ASIA PACIFIC
--------------------------------------------------------------------------------


              TASS    EMEA    APAC
              ----    ----    ----
Product        66%     26%      8%



-------------------------------------------------

o    8% OF PRODUCT REVENUE

o    Revenue variance

     o    Down 5% vs. Q4-03

     o    Up 44% vs. Q1-03

o    Bookings increased

     o    Up 18% vs. Q4-03

     o    Up 90% vs. Q1-03

o    Six-point growth strategy working

-------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 11

REVENUE DISTRIBUTION BY PRODUCT GROUP
--------------------------------------------------------------------------------

                                      Q1'04

             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         25%           6%                58%             10%         1%


                                      Q4'03

             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         24%           6%                59%             10%         1%


                                      Q1'03

             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         22%           6%                63%              8%         1%


--------------------------------------------------------------------------------
[ ] Scanners   [ ] Scan Engines   [ ] Mobile Computers   [ ] Wireless  [ ] Other
--------------------------------------------------------------------------------




SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 12

MOBILE COMPUTING
--------------------------------------------------------------------------------


             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         25%           6%                58%             10%         1%



                           ---------------------------
                           APPARENT MARKET SHARE GAINS
                           ---------------------------

-------------------------------------------------

o    58% OF PRODUCT REVENUE

o    Revenue increased

     o    Up 10% vs. Q4-03

     o    Up 4% vs. Q1-03

o    Bookings increased

     o    Up 5% vs. Q4-03

     o    Up 32% vs. Q1 03

-------------------------------------------------


                       -----------------------------------
                         SYMBOL HOLDS THE NO. 1 POSITION
                              FOR RUGGED HANDHELDS,
                               A SEGMENT FORECAST
                         TO EXCEED $2.7 BILLION BY 2007.
                                     -- VDC
                       -----------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 13

ADVANCED DATA CAPTURE
--------------------------------------------------------------------------------

             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         25%           6%                58%             10%         1%



                             -----------------------
                             ADC'S BEST QUARTER EVER
                             -----------------------


-------------------------------------------------

o    SCANNERS: 25% OF REVENUE

o    Revenue increased

     o    Up 13% vs. Q4-03

     o    Up 28% vs. Q1-03

o    Bookings variance

     o    Down 6% vs. Q4-03

     o    Up 19% vs. Q1-03

o    SCAN ENGINES: 6% OF REVENUE

o    Revenue increased

     o    Up 11% vs. Q4-03

     o    Up 22% vs. Q1-03

o    Bookings increased

     o    Up 27% vs. Q4-03

     o    Up 25% vs. Q1-03

-------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 14

WIRELESS INFRASTRUCTURE
--------------------------------------------------------------------------------

             Scanners    Scan Engines    Mobile Computers    Wireless     Other
             --------    ------------    ----------------    --------     -----
Product         25%           6%                58%             10%         1%


-------------------------------------------------

o    10% OF PRODUCT REVENUE

o    Revenue increased

     o    Up 11% vs. Q4-03

     o    Up 27% vs. Q1-03

o    Bookings increased

     o    Up 28% vs. Q4-03

     o    Up 98% vs. Q1 03

o    Gaining mind-share & market share

-------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 15

                                                                         Cm2(TM)
RFID UPDATE
--------------------------------------------------------------------------------


--------------------------------------------------------

o    Customers piloting today

     o    Engaged in WAL-MART pilot

     o Expansion in 2005 as retailer & DOD mandates commence

     o    Working through technology challenges
                                                            [GRAPHIC OMITTED]
o    EPCglobal involvement

     o    Standards development

     o    EPC-compliant mobile computer with RFID
          capability

     o    Complete EPC-based product set

--------------------------------------------------------


                                [EPCGLOBAL LOGO]

SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 16

COCA-COLA ENTERPRISES
--------------------------------------------------------------------------------


ENTERPRISE MOBILITY SOLUTION
                                                               --------
  `CCE CONSIDERS SYMBOL A STRATEGIC                             MC9000
   TECHNOLOGY PARTNER.... THIS NEW                             --------
TECHNOLOGY WILL PROVIDE THE FOUNDATION                 [MC9000 GRAPHICS OMITTED]
   FOR DELIVERING INNOVATIVE MOBILE
 SOLUTIONS THAT ENHANCE PRODUCTIVITY
    AND MAXIMIZE CUSTOMER VALUE.'

- Christopher Koterski, CCE manager
Mobile Computing & Cold Drink Technology



---------------------------------
FIELD SERVICE APPLICATION
                                                    ENTERPRISE MOBILITY
Logistics, delivery and service                         SOLUTION FOR
applications to maximize                            28,000 MOBILE WORKERS
efficiencies and customer                          IN N. AMERICA & EUROPE
service
---------------------------------


                                        ----------------------------------------
                                         WORLD'S LARGEST PRODUCER, BOTTLER AND
                                         DISTRIBUTOR OF NON-ALCOHOLIC BEVERAGES
                                        ----------------------------------------

SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 17

Albertsons Installs the SYMBOL PERSONAL
SHOPPING SYSTEM (PSS) in 100+ Stores
--------------------------------------------------------------------------------

--------------------               ---------------------------------------------
                                               `CUSTOMERS HAVE TOLD US THEY WANT
`Dallas is the most                   MORE CONTROL OF THEIR SHOPPING EXPERIENCE,
competitive market                       AND THEY WANT TO ELIMINATE LINES AT THE
in the U.S.,                            CHECKOUT COUNTER. USING THE SHOP `N SCAN
and we're committed                        ALLOWS US TO DELIVER ON BOTH COUNTS.'
to giving our
customers the best                                                Larry Johnston
shopping experience.'                       Albertsons chairman, CEO & president
                                   ---------------------------------------------
    Judy Spires
Albertsons regional                ---------------------------------------------
   vice president                       `IT WORKS GREAT WHEN YOU'RE ON A BUDGET.
                                                  I KNOW HOW MUCH I'M SPENDING.'
--------------------
                                           Maria Gutierrez, Albertson's customer
                                   ---------------------------------------------





SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 18

CHINA CHARITY LOTTERY                             [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

o SYMBOL LS4008I 2D BAR CODE SCANNERS AT EACH OF 60,000 LOTTERY MACHINE LOCATIONS NATIONWIDE

o    5,000 UNITS NOW INSTALLED, WITH 15,000 UNITS SLATED FOR INSTALLATION IN Q2




                               [GRAPHICS OMITTED]




SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 19

IMPROVING BACKLOG, SOLID Q1 BOOKINGS VELOCITY
--------------------------------------------------------------------------------


                            Q4'02   Q1'03   Q2'03   Q3'03   Q4'03  Q1'04  Q2'04
                            -----   -----   -----   -----   -----  -----  -----
Shipped but not recognized   133     132     102     119     268   293.8   298
Gross Bookings               280     261     271     323     332   351.9
Product Revenue              292     311     290     309     314   348.2



--------------------------------------------------------------------------------
[ ] SHIPPED BUT NOT RECOGNIZED
[ ] GROSS BOOKINGS
[ ] PRODUCT REVENUE
[ ] CURRENT QTR BACKLOG
--------------------------------------------------------------------------------




SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 20    UNAUDITED

OUTLOOK AND Q2 `04 GUIDANCE
--------------------------------------------------------------------------------


o    REVENUE

     o    2Q '04 up approximately 2% sequentially and about 15% Yr/Yr

     o    FY '04 up 10% - 15% vs. FY '03

o    GROSS MARGIN

     o    2Q '04 unchanged to slightly lower

o    OPERATING EXPENSES

     o    2Q '04 slightly lower

o    EFFECTIVE TAX RATE

     o    Q2 '04 and remaining quarters at 33%

o    DILUTED EPS

     o    Q2 '04 at $0.09 -- $0.10

     o    FY '04 unchanged at $0.40 -- $0.50


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential 21

THANK YOU
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE PHONE LONES ARE OPEN FOR QUESTIONS
--------------------------------------------------------------------------------


-----------------------
DIAL IN PHONE NUMBER:
1+(719-457-2679)
-----------------------


[*] [1]


------------------------------------------------
TO CALL IN A QUESTION PRESS *1 ON YOUR PHONE NOW
------------------------------------------------


SYMBOL(TM)
-----------------------------------
The Enterprise Mobility Company(TM)          Confidential